SHAREHOLDERS’ EQUITY	9 Months Ended
Sep. 30, 2021
Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 4 – SHAREHOLDERS’ EQUITY

Warrant Exercises

During the nine months ended September 30, 2021, an aggregate of 4,893,838 warrants to purchase ordinary shares were exercised for cash. Accordingly, VBL issued 4,893,838 shares and received proceeds of $7.0 million.

Shares and pre-funded warrants offering

On April 9, 2021, the Company entered into a purchase agreement for the sale of 5,150,265 of its ordinary shares to certain investors at a price of $1.90 per ordinary share and pre-funded warrants to purchase 8,050,000 ordinary shares at price of $1.89 per pre-funded warrant with an exercise price of each pre-funded warrant equal to $0.01 per share. In addition, the underwriters exercised an option to purchase additional shares and purchased 1,751,525 additional ordinary shares. Net proceeds from the issuance and sale of 6,901,790 ordinary shares and 8,050,000 pre-funded warrants were approximately $26.4 million, after deducting the underwriting discounts and commissions and the estimated offering expenses.

At-the-Market Offering (“ATM”) and Ordinary Share Purchase Agreement

The Company previously entered into a $15 million ATM facility, and into an ordinary share purchase agreement with a single institutional investor for up to $20 million of VBL’s ordinary shares, par value NIS 0.01 per share (the “Share Agreement”). The shares under the ATM may be sold from time to time and the shares sold pursuant to the Share Agreement may be sold from time to time until January 2024. During the nine months ended September 30, 2021, VBL sold an aggregate of 2,585,366 shares under the ATM and Share Agreement and received gross proceeds of approximately $6.3 million.

The Company failed to file a prospectus supplement specifying details of the share sales under the ATM. This may have constituted a violation of Section 5 of the U.S. Securities Act of 1933, as amended (the “Securities Act”) and may give rise to liability under Section 12 of the Securities Act (which generally provides a rescission remedy for offers and sales of securities in violation of Section 5) as well as potential liability under the anti-fraud provisions of federal and state securities laws and state rescission laws. In such event, anyone who acquired such ordinary shares would have a right to rescind the purchase. If all the shareholders who acquired ordinary shares demanded rescission, the maximum that VBL would be obligated to repay would be approximately $3.5 million, plus interest. Out of the approximately $3.5 million of sales, one identified buyer purchased approximately $1.9 million of its ordinary shares. Such identified buyer has agreed to waive any rescission rights and has signed a waiver evidencing such agreement. The Securities Act generally requires that any claim brought for a violation of Section 5 of the Securities Act be brought within one year of the violation. Additionally, if it is determined that such sales did in fact violate the Securities Act, VBL may become subject to fines and penalties imposed by the SEC and state securities agencies. Based on consultation with its counsel and management assessment, VBL did not recognize any provision related to this uncertainty.

VBL analyzed the classification of the ordinary shares. Based on ASC 480-10-S99-3A(f), VBL determined that since the redemption obligation is outside of its control the ordinary shares are considered as ordinary shares subject to possible redemption, $1.6 million is classified as temporary equity as ordinary shares subject to possible redemption, as reflected in the balance sheet.